Notes Payable (Tables)	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Summary of Short-term and Long-term Debt Obligations

The following is a summary of the Company’s short-term and long-term debt obligations:

	December 31,
	2012	2013
Note payable to shareholder; principal and interest payable in quarterly installments until maturity on April 2015, bearing interest at a per annum fixed rate of 3.25%. As of June 28, 2013, the note payable was converted into preferred shares. (“Goodman Note”) (See Note 7)	$1,935,000	$—
Secured convertible note to a major shareholder. (“2008 Convertible Note”) (See Note 7)	1,400,000	1,400,000
Secured convertible notes. Total includes convertible notes due to a major shareholder of $11,250,000 at December 31, 2012. As of June 28, 2013, the notes payable were converted into preferred shares. (“2011 Convertible Bridge Notes”) (See Note 7)	12,336,427	—
Notes payable to shareholders issued in 2012. Includes notes of $5,810,000 to a major shareholder at December 31, 2012. As of June 28, 2013, the notes payable were converted into preferred shares. (“2012 Revolver Notes”) (See Note 7)	5,960,000	—
Unsecured convertible notes, issued under a note and warrant purchase agreement dated as of June 28, 2013, net of discounts related to warrants aggregating $0 and $874,158 at December 31, 2012 and 2013, respectively. Includes notes of $720,000 and $2,505,000 to a major shareholder at December 31, 2012 and 2013, respectively. (“2013 Convertible Bridge Notes”) (See Note 7)	745,000	4,115,842
Other debt discount (See Notes 5 and 7)	—	(315,243)

Total notes payable	22,376,427	5,200,599
Less current portion	21,631,427	5,200,599

Long-term portion	$745,000	$—